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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-48442 and 333-56104) and Form S-8 (No. 333-81931, 333-81933 and 333-81935) of Network Plus Corp. of our reports dated March 30, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 30, 2001